Exhibit 99.0

Mercor Portfolio, Inc.

and

Key TechnoLabs Pvt. Ltd.

SHARE EXCHANGE AGREEMENT

Dated August 1, 2013

1

SHARE EXCHANGE AGREEMENT, made as of the twenty fifth day of August 1, 2013, by and between Mercor Portfolio, Inc., a Wyoming corporation, with principal offices at 1621 Central Ave, Cheyenne, WY, 82001, hereinafter referred to as “UWRL,” and Key TechnoLabs Pvt. Ltd. a corporation incorporated under the laws of the state Gujarat, with principal offices located at 8- Krishnanagar, Swaminarayan Chowk, Rajkot, Gujarat, India, “Key TechnoLabs Pvt. Ltd. ,” hereinafter referred to as the “KTLP,” all hereinafter referred to individually as a “Party” and collectively as the “Parties.”

Whereas, Mercor Portfolio, Inc. is a public company incorporated in the State of Wyoming. The common stock of Mercor Portfolio, Inc. is traded on the Pink Sheets market under the stock symbol “UWRL” and

Whereas, Key TechnoLabs Pvt. Ltd. is a private company incorporated in the State of Gujarat and

Whereas, Mercor Portfolio, Inc. and Key TechnoLabs Pvt. Ltd. have mutually agreed that KTLP shall issue and sell to UWRL (as hereinafter defined) Mercor Portfolio, Inc. Shares (as hereinafter defined) in exchange for the 100% owner ship of KTLP upon the terms and subject to the conditions set out in this Agreement.

Now, Therefore, in consideration for the mutual representations and covenants contained here, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

2

ARTICLE I

Interpretation

Section 1.1 Definitions. In this Agreement where the context so admits the following words and expressions shall have the following meanings:

“Adequate Current Information” The current information require under Rule 144 of the Securities Act of 1933 as required by the Pink Sheets.

“Business” shall mean the operations of the company.

"Business Day" a day on which banks are generally open for business in New York City;

“Key TechnoLabs Pvt. Ltd. Directors” shall have the meaning defined in Section 3.2.

“Key TechnoLabs Pvt. Ltd. Disclosure Documents” shall mean the Key TechnoLabs Pvt. Ltd. Business Plan, and accompanying corporate documents and any financial statements for the year of 2012.

"Key TechnoLabs Pvt. Ltd. Warranties" The representations, warranties and undertakings under Article 7;

“Key TechnoLabs Pvt. Ltd. Plans” shall have the meaning defined in Section 8.14.

"Closing" Closing of the transaction contemplated herein pursuant to Article 5;

"Closing Date" The date of Closing, August 2, 2013, unless otherwise as agreed to by the Parties.

"Conditions" the conditions set out in Section 4.1;

“Mercor Portfolio, Inc. Shares” are the Twenty Five Million (25,000,000) shares of Mercor Portfolio, Inc. Common Stock to be issued in connection with this transaction as provided below.

"Mercor Portfolio, Inc. Warranties" the representations, warranties and undertakings under Article 9;

3

"Listing Rules" at any given time, the rules governing the listing of securities on the Pink Sheets in the form in force at that time;

“Material Adverse Effect” shall have the meaning given in Section 7.1(a).

“Material Contract” shall mean any contract, undertaking, agreement, or commitment in fact or at law which would have a material impact on the assets or earnings of the company.”

"Parties" Persons named parties to this Agreement, and "Party" means either of them;

“Pink Sheets” shall mean the OTC Pink Sheet Market in the United States.

Section 1.2 Article or Section References. A reference to any given Article or Section is to the Article or Section of this Agreement with the corresponding numerical or other designation.

Section 1.3 Successors and Assigns. The expressions "Key TechnoLabs Pvt. Ltd," “Key TechnoLabs Pvt. Ltd,” and "Mercor Portfolio, Inc." shall, where the context permits, include their respective successors and permitted assigns.

ARTICLE II

Purchase of Shares

Section 2.1 The Purchase. Subject to satisfaction of the Conditions, on Closing, (a) Mercor Portfolio, Inc. agrees to purchase, and the Key TechnoLabs Pvt. Ltd. agrees to sell to Mercor Portfolio, Inc., the Key TechnoLabs Pvt. Ltd. ownership, and (b) the Key TechnoLabs Pvt. Ltd. agrees to accept the Mercor Portfolio, Inc. Shares as the purchase consideration in full for their Key TechnoLabs Pvt. Ltd. ownership. The Key TechnoLabs Pvt. Ltd. are given in Exhibit 2.1, attached hereto and incorporated by reference.

Section 2.2 Mercor Portfolio, Inc. Shares. Twenty Five Million (25,000,000) Mercor Portfolio, Inc. Shares shall be issued in the name of the Key TechnoLabs Pvt. Ltd. and incorporated by reference, as escrow agent for one calendar year from the date of Closing. Such Twenty Million, Mercor Portfolio, Inc. Shares are to be held and used to purchase the Key TechnoLabs Pvt. Ltd. Shares held by Mercor Portfolio, Inc. after Closing in the event that the Key TechnoLabs Pvt. Ltd. shall determine that Mercor Portfolio, Inc. shall sell the Key TechnoLabs Pvt. Ltd. shares held after Closing by Mercor Portfolio, Inc. back to the Key TechnoLabs Pvt. Ltd.

4

Twenty Five Million (25,000,000) Mercor Portfolio, Inc. shares shall be issued to the name of Key TechnoLabs Pvt. Ltd. These shares are to be held in trust and incorporated by reference. When such offering is complete, or when Mercor Portfolio, Inc. wishes to terminate such offering, any remaining shares shall be returned to Mercor Portfolio, Inc.

Section 2.3. Corporate Structure. After Closing, Mercor Portfolio, Inc. will hold Key TechnoLabs Pvt. Ltd. as a subsidiary.

ARTICLE III

Further Consideration, Conditions and Agreements

Section 3.1 Directors of Mercor Portfolio, Inc. Before Closing, Mercor Portfolio, Inc. will have no more than three directors and at closing Mercor Portfolio, Inc. will cause to be elected to its Board of Directors, one director nominated by Key TechnoLabs Pvt. Ltd., the name and resume of which are given in Exhibit 3.2, attached hereto and incorporated by reference. This one director shall be reasonably acceptable to Mercor Portfolio, Inc. At Closing, and after Closing, and for a period of two years, with the addition of this one director nominated by Key TechnoLabs Pvt. Ltd, Mercor Portfolio, Inc. shall have no more than five directors.

Section 3.3 Directors After Closing. After Closing and for as long as Key TechnoLabs Pvt. Ltd. is a subsidiary of Mercor Portfolio, Inc., the Key TechnoLabs Pvt. Ltd. Directors shall be nominated and elected by the Key TechnoLabs Pvt. Ltd. management, with the consent and approval of Mercor Portfolio, Inc., which consent shall not be unreasonably withheld, and all Key TechnoLabs Pvt. Ltd. business shall be decided by this Key TechnoLabs Pvt. Ltd. Board of Directors.

5

Section 3.4 Key TechnoLabs Pvt. Ltd. Financial Statements. After Closing, Key TechnoLabs Pvt. Ltd. will supply audited statements to Mercor Portfolio, Inc., no later than 30 days after quarter end.

Section 3.5 Election of Key TechnoLabs Pvt. Ltd. Officers. After Closing, The Key TechnoLabs Pvt. Ltd. Board of Directors will have the right to elect the Key TechnoLabs Pvt. Ltd. President and the Key TechnoLabs Pvt. Ltd. Board of Directors with the President of Mercor Portfolio, Inc. will jointly decide on the Chief Executive Officer for Mercor Portfolio, Inc.

Section 3.7 Mercor Portfolio, Inc. Audited Financials. Mercor Portfolio, Inc. undertakes to provide financial statements of its operation on a quarterly basis for a minimum of two years after the Closing.

ARTICLE IV

Conditions

Section 4.1 Closing Conditions. Closing shall be conditional on the fulfilment of each of the following conditions:

(a) the Mercor Portfolio, Inc. Warranties having remained true and accurate and not misleading at all times up to and as at Closing (except to the extent that a Mercor Portfolio, Inc. Warranty was by its terms made as of a specific date, in which case Closing shall be conditional on such Mercor Portfolio, Inc. Warranty having been true at such date);

(b) the performance of, or compliance with, all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by Mercor Portfolio, Inc. and all the approvals and consents necessary to complete the share exchange described herein (including any consents of governmental or regulatory authorities and any requisite approvals from the shareholders of Mercor Portfolio, Inc. and Key TechnoLabs Pvt. Ltd, if applicable, with respect to the allotment and issuance of the Mercor Portfolio, Inc. Shares by Mercor Portfolio, Inc. and the purchase of the Key TechnoLabs Pvt. Ltd.) having been obtained;

6

(c) the delivery by Mercor Portfolio, Inc. to Key TechnoLabs Pvt. Ltd. of a certificate executed by an executive officer of Mercor Portfolio, Inc., dated the Closing Date, to the effect that the Conditions specified in Sections 4.1 (b) and (c) have been satisfied;

(d) the Key TechnoLabs Pvt. Ltd. Warranties having remained true and accurate and not misleading at all times up to and as at Closing (except to the extent that a Key TechnoLabs Pvt. Ltd. Warranty was by its terms made as of a specific date, in which case Closing shall be conditional on such Key TechnoLabs Pvt. Ltd. Warranty having been true at such date);

(e) the performance of, or compliance with, all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by Key TechnoLabs Pvt. Ltd. and all the approvals and consents necessary to complete the share exchange described herein (including any consents of governmental or regulatory authorities) having been obtained by Key TechnoLabs Pvt. Ltd; and

(f) the delivery by Key TechnoLabs Pvt. Ltd. to Mercor Portfolio, Inc. of a certificate executed by an executive officer of Key TechnoLabs Pvt. Ltd, dated the Closing Date, to the effect that the Conditions specified in Sections 4.1 (f) and (g) have been satisfied;

Section 4.2 Mercor Portfolio, Inc. Waiver of Conditions. Mercor Portfolio, Inc. may waive all or any of the Conditions set out in Section 4.1 at any time by notice in writing to Key TechnoLabs Pvt. Ltd.

Section 4.3 Key TechnoLabs Pvt. Ltd. Waiver of Conditions. Key TechnoLabs Pvt. Ltd. may waive all or any of the Conditions set out in Section 4.1at any time by notice in writing to Mercor Portfolio, Inc.

Section 4.4 Notice of Fulfilment of Conditions. Mercor Portfolio, Inc. shall inform Key TechnoLabs Pvt. Ltd. of the fulfilment of all the Conditions set out in Section 4.1within one (1) Business Day of the fulfilment of the last of such Conditions, and Key TechnoLabs Pvt. Ltd. shall inform Mercor Portfolio, Inc. of the fulfilment of all the Conditions set out in Section 4.1within one (1) Business Day of the fulfilment of the last of such Conditions.

7

Section 4.5 Termination. This Agreement may be terminated by written consent of both Parties, or if any of the Conditions set out in Section 4.1 is not fulfilled (or waived by Mercor Portfolio, Inc. in accordance with Section 4.2 or waived by Key TechnoLabs Pvt. Ltd. in accordance with Section 4.3) on or before the Closing. In the event of a termination, this Agreement (except for Articles X, XI, and XII and this Section 4) will terminate and become null and void and the Parties hereto will be released from all their respective obligations hereunder (except for Articles X, XI, and XII and this Section 4), except for the liabilities for any antecedent breaches hereof.

ARTICLE V

Closing

Section 5.1 Location. Closing shall take place at the offices of Mercor Portfolio, Inc.'s Attorneys or such other place as the Parties may agree on or before the Closing Date.

Section 5.2 Closing Actions. Subject to Article 4, Closing of this Agreement shall take place at 12:00 noon on the Closing Date at which:

(a) Key TechnoLabs Pvt. Ltd. shall:

(i) issue and sell all the Key TechnoLabs Pvt. Ltd. Shares to Mercor Portfolio, Inc. (or such other persons as Mercor Portfolio, Inc. may nominate) credited as fully paid; and

(ii) deliver or caused to be delivered to Mercor Portfolio, Inc.:

(aa) certified copies of Board resolutions of the Key TechnoLabs Pvt. Ltd. Board of Directors approving and authorizing the execution and Closing of this Agreement and the issuance and sale of the Key TechnoLabs Pvt. Ltd. Shares to Mercor Portfolio, Inc.;

(ab) duly issued stock certificate(s) in the name of Mercor Portfolio, Inc. in respect of the Key TechnoLabs Pvt. Ltd. Shares;

(ac) a receipt for the Mercor Portfolio, Inc. Shares received by Key TechnoLabs Pvt. Ltd. at Closing; and

8

(ad) all other documents required to be delivered by Key TechnoLabs Pvt. Ltd. at or prior to Closing.

(b) Mercor Portfolio, Inc. shall:

(i) allot and issue the Mercor Portfolio, Inc. Shares to the Key TechnoLabs Pvt. Ltd. credited as fully paid; and

(ii) deliver or caused to be delivered to Key TechnoLabs Pvt. Ltd:

(aa) copies of resolutions of the Mercor Portfolio, Inc. Board of Directors approving and authorizing the execution and Closing of this Agreement and the allotment and issuance of the Mercor Portfolio, Inc. Shares to Key TechnoLabs Pvt. Ltd. (or such other persons as Key TechnoLabs Pvt. Ltd. may nominate);

(ab) copies of the resolutions or written approval of the of Mercor Portfolio, Inc., if applicable, approving the allotment and issuance of the Mercor Portfolio, Inc. Shares to Key TechnoLabs Pvt. Ltd;

(ac) duly issued share certificates in the name of the Key TechnoLabs Pvt. Ltd. in respect of the Mercor Portfolio, Inc. Shares;

(ad) a receipt for the Key TechnoLabs Pvt. Ltd. Shares received by Mercor Portfolio, Inc. at Closing; and

(ae) all other documents required to be delivered by Mercor Portfolio, Inc. at or prior to Closing.

ARTICLE VI

Further Obligations of the Parties

Section 6.1 Cooperation. Each of the Parties shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Party in doing, all things necessary, proper or advisable to consummate, as promptly as possible, the transactions contemplated by this Agreement, including, without limitation, that:

9

(a) Key TechnoLabs Pvt. Ltd. shall use its reasonable best efforts to assist Mercor Portfolio, Inc. in all its negotiations and exchanges of correspondence in relation to the transactions referred to herein with the Pink Sheets other relevant authorities;

(b) Key TechnoLabs Pvt. Ltd. shall use its reasonable best efforts to provide Mercor Portfolio, Inc. with such information as the Pink Sheets may require for the purpose of obtaining their clearance of any announcement or information required in connection with this Agreement;

(c) Mercor Portfolio, Inc. shall use its reasonable best efforts to prepare all necessary documentation and to convene all necessary meetings of directors (with recommendations in favor as appropriate) in connection with obtaining the approval of directors to the allotment and issuance of the Mercor Portfolio, Inc. Shares and the purchase of the Key TechnoLabs Pvt. Ltd. Shares by Mercor Portfolio, Inc. in accordance with all necessary legal and Pink Sheets requirements;

(d) Key TechnoLabs Pvt. Ltd. shall cooperate with and provide Mercor Portfolio, Inc. with all documents, signatures and other information and actions necessary or convenient to the preparation of a statement of Adequate Current Information for the Pink Sheets and any other securities market, information source or regulator.

Section 6.2 Confidentiality. Each Party agrees that for a period of three years after receipt of the information (a) all information received by it pursuant to Section 6.4 and (b) any other information that is disclosed by the other Party to it and is identified by the other Party as being confidential or proprietary, shall be considered confidential information. Each Party further agrees that it shall hold all such confidential information in confidence and shall not disclose any such confidential information to any third party except as required by law, regulation (including the Pink Sheet rules) or applicable process, provided that to the extent possible the other Party shall have been provided with reasonable notice and the opportunity to seek a protective order to the extent possible prior to such disclosure, other than its counsel or accountants nor shall it use such confidential information for any purpose other than its investment in the other Party; provided, however, that the foregoing obligation to hold in confidence and not to disclose confidential information shall not apply to any information that (1) was known to the public prior to disclosure by the other Party, (2) becomes known to the public through no fault of such Party, (3) is disclosed to such Party on a non-confidential basis by a third party having a legal right to make such disclosure or (4) is independently developed by such Party.

10

Section 6.3 Non-Solicitation of Employees. Each Party agrees that for a period of three years after the Closing Date, it will not, directly or indirectly, solicit for employment or hire any officer, director or employee of the other Party or any of its subsidiaries or divisions with whom such Party has had contact or who became known to it in connection with its consideration of the transaction contemplated hereby, except that such Party shall not be precluded from hiring any such employee who (i) initiates discussions regarding such employment without any direct or indirect solicitation by such Party, or (ii) has been terminated by the other Party or its subsidiaries prior to commencement of employment discussions with such Party. A solicitation shall not be deemed a breach of this Agreement if (a) the personnel who perform such solicitation have no access to or knowledge of any proprietary or confidential information of the other Party or of this Agreement and (b) none of the soliciting Party's personnel who have access to or knowledge of any proprietary or confidential information of the other Party or of this Agreement have actual knowledge of such solicitation. The term "solicit for employment" shall not be deemed to include general solicitations of employment not specifically directed towards employees of a Party.

Section 6.4 Tax Information. From and after the Closing Date, Key TechnoLabs Pvt. Ltd. shall promptly provide Key TechnoLabs Pvt. Ltd. with any information reasonably requested by Mercor Portfolio, Inc. to enable Mercor Portfolio, Inc. or any of its affiliates to prepare its tax returns (including the making of any elections) and make any determinations with respect to taxes.

Section 6.5 Insulation of Key TechnoLabs Pvt. Ltd. from Liabilities of Mercor Portfolio, Inc. From and after the Closing Date, Key TechnoLabs Pvt. Ltd. shall not be responsible in any way for any debts, liabilities or obligations of Mercor Portfolio, Inc. and Mercor Portfolio, Inc. shall take no action or omit to take any action which would cause Key TechnoLabs Pvt. Ltd. to be responsible in any way for any debts, liabilities or obligations of Mercor Portfolio, Inc.

ARTICLE VII

Representations, Warranties and Undertakings of Key TechnoLabs Pvt. Ltd

Section 7.1 Warranties. Key TechnoLabs Pvt. Ltd. and the Key TechnoLabs Pvt. Ltd. hereby represent, warrant and undertakes to Mercor Portfolio, Inc. (to the intent that the provisions of this Section shall continue to have full force and effect notwithstanding Closing) as follows:

11

(a) Organization, Good Standing and Qualification. Key TechnoLabs Pvt. Ltd. is a corporation duly organized, validly existing and in good standing under the laws of the State of Gujarat. Key TechnoLabs Pvt. Ltd. has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to issue, transfer, sell and deliver the Key TechnoLabs Pvt. Ltd. Shares, to carry out the provisions of this Agreement and to carry on its business as presently conducted and as presently proposed to be conducted. Key TechnoLabs Pvt. Ltd. is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so could not have, individually or in the aggregate, a Material Adverse Effect (as defined herein) on Key TechnoLabs Pvt. Ltd. For purposes of this Agreement, with respect to either Party, a "Material Adverse Effect" shall mean a material adverse effect on the business, assets, financial condition or operations of the Party and its subsidiaries, taken as a whole.

(b) Subsidiaries. Set forth on Exhibit 7.1(b) hereto and incorporated by reference, is a list of all entities in which Key TechnoLabs Pvt. Ltd. beneficially owns, directly or indirectly, 50% or more of the outstanding stock or other equity interests (collectively, the "Key TechnoLabs Pvt. Ltd. Subsidiaries") as of March 31, 2010. Each Key TechnoLabs Pvt. Ltd. Subsidiary has been duly organized and is validly existing under the laws of its jurisdiction of organization, is not in liquidation or receivership, and has the power and authority (corporate or other) to own its properties and conduct its business as described in the SEC Documents (as defined below); and each Key TechnoLabs Pvt. Ltd. Subsidiary is duly qualified to do business as a foreign corporation in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, other than where the failure to be so qualified would not individually or in the aggregate have a Material Adverse Effect on Key TechnoLabs Pvt. Ltd. All of the issued and outstanding capital stock of each Key TechnoLabs Pvt. Ltd. Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock or equity interests of each Key TechnoLabs Pvt. Ltd. Subsidiary owned by Key TechnoLabs Pvt. Ltd, directly or through subsidiaries, is owned free from liens, encumbrances and defects other than as set forth in the SEC Documents or which would not have a Material Adverse Effect on Key TechnoLabs Pvt. Ltd.

12

(c) Validly Issued Shares. When issued in compliance with the provisions of this Agreement, the Key TechnoLabs Pvt. Ltd. Shares will be validly issued, fully paid and nonassessable, and will constitute all of the existing issued common stock, par value $0.01 (the "Common Stock"), of Key TechnoLabs Pvt. Ltd. and will be free of any restrictions, limits, claims, liens or other encumbrances; provided, however, that the Key TechnoLabs Pvt. Ltd. Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

(d) Authorization; Binding Obligations. All actions on the part of Key TechnoLabs Pvt. Ltd. and its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of Key TechnoLabs Pvt. Ltd. hereunder and the authorization, sale, issuance and delivery of the Key TechnoLabs Pvt. Ltd. Shares pursuant hereto have been taken or will be taken prior to Closing. This Agreement has been duly executed and delivered by Key TechnoLabs Pvt. Ltd, and (assuming the due authorization, execution and delivery hereof by Mercor Portfolio, Inc.) this Agreement is a valid and binding obligation of Key TechnoLabs Pvt. Ltd. enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (b) general principles of equity that restrict the availability of equitable remedies. The sale of the Key TechnoLabs Pvt. Ltd. Shares is not subject to any preemptive or similar rights or rights of first refusal that have not been properly waived or complied with.

(e) Consents and Approvals; No Violations. Except for the filings, permits, authorizations, consents and approvals as may be required under federal and/or state securities laws, applicable stock exchange regulations and, if applicable, none of the execution, delivery or performance of this Agreement by Key TechnoLabs Pvt. Ltd, the consummation by Key TechnoLabs Pvt. Ltd. of the transactions contemplated hereby or compliance by Key TechnoLabs Pvt. Ltd. with any of the provisions hereof will (a) conflict with or result in any breach of any provision of the certificate of incorporation or by-laws of Key TechnoLabs Pvt. Ltd, (b) require any filing with, or permit, authorization, consent or approval of, any governmental entity, (c) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Key TechnoLabs Pvt. Ltd. or any of its material subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound, or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Key TechnoLabs Pvt. Ltd., any of its material subsidiaries or any of their properties or assets, excluding from the foregoing Sections (b), (c) and (d) such violations, breaches or defaults which would not, individually or in the aggregate, have a material adverse effect on Key TechnoLabs Pvt. Ltd's ability to consummate the transactions.

13

(f) Key TechnoLabs Pvt. Ltd. Information. Key TechnoLabs Pvt. Ltd. has furnished or made available to Mercor Portfolio, Inc., prior to the date hereof, copies of its Key TechnoLabs Pvt. Ltd. Business Plan (the Key TechnoLabs Pvt. Ltd. Disclosure Documents”). These Key TechnoLabs Pvt. Ltd. Disclosure Documents are given in Exhibit 7.1(g) attached hereto and incorporated by reference. Each of these documents, as of its respective date (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), did not, and each of the documents filed by Key TechnoLabs Pvt. Ltd. with the Mercor Portfolio, Inc. after the date hereof and prior to the Closing will not, as of the date thereof (or if amended or superseded by a filing prior to the date of the Closing, then on the date of such filing), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Key TechnoLabs Pvt. Ltd. is not a party to any material contract, agreement or other arrangement which has not been given to Mercor Portfolio, Inc.

(g) Financial Statements. Key TechnoLabs Pvt. Ltd. has furnished or made available to Mercor Portfolio, Inc. copies of any unaudited financial statements (the "Financial Statements") since inception, (the "Balance Sheet Date"). Since the Balance Sheet Date, Key TechnoLabs Pvt. Ltd. has suffered no material adverse changes. The financial statements of Key TechnoLabs Pvt. Ltd. given to Mercor Portfolio, Inc. prior to the date hereof fairly present, in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of Key TechnoLabs Pvt. Ltd. and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject to normal yearend audit adjustments in the case of unaudited interim financial statements).

14

(h) Absence of Certain Changes. Since the Balance Sheet Date and other than in the ordinary course, there has not been: (i) any declaration, setting aside or payment of any dividend or other distribution of the assets of Key TechnoLabs Pvt. Ltd. with respect to any shares of capital stock of Key TechnoLabs Pvt. Ltd. or any repurchase, redemption or other acquisition by Key TechnoLabs Pvt. Ltd. or any Key TechnoLabs Pvt. Ltd. Subsidiary of a material number of the outstanding shares of Key TechnoLabs Pvt. Ltd's capital stock; (ii) any damage, destruction or loss, whether or not covered by insurance, except for such occurrences that have not resulted, and are not expected to result in a Material Adverse Effect on Key TechnoLabs Pvt. Ltd; (iii) any waiver by Key TechnoLabs Pvt. Ltd. or any Key TechnoLabs Pvt. Ltd. Subsidiary of a valuable right or of a material debt owed to it, except for such waivers that have not resulted and are not expected to result, in a Material Adverse Effect on Key TechnoLabs Pvt. Ltd; (iv) any material change or amendment to, or any waiver of any material rights under a material contract or arrangement by which Key TechnoLabs Pvt. Ltd. or any Key TechnoLabs Pvt. Ltd. Subsidiary or any of their, respective, assets or properties is bound or subject, except for changes, amendments, or waivers that are expressly provided for or disclosed in this Agreement or that have not resulted, and are not expected to result, in a Material Adverse Effect on Key TechnoLabs Pvt. Ltd; (v) any material change by Key TechnoLabs Pvt. Ltd. in its accounting principles, methods or practices or in the manner it keeps its accounting books and records, except any such change required by a change in GAAP; or (vi) any other event or condition of any character, except for such events and conditions that have not resulted, and are not expected to result, either individually or collectively, in a Material Adverse Effect on Key TechnoLabs Pvt. Ltd.

(i) Legends. The Key TechnoLabs Pvt. Ltd. agree that the certificates for the Mercor Portfolio, Inc. Shares shall bear the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR WITH ANY STATE SECURITIES COMMISSION, AND MAY NOT BE TRANSFERRED OR DISPOSED OF BY THE HOLDER IN THE ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE LAWS AND RULES, OR, UNLESS, IMMEDIATELY PRIOR TO THE TIME SET FOR TRANSFER, SUCH TRANSFER MAY BE EFFECTED WITHOUT VIOLATION OF THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE STATE LAWS AND RULES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THE SHARE EXCHANGE AGREEMENT DATED AUGUST 1, 2013, BETWEEN THE COMPANY AND THE HOLDER, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

15

ARTICLE VIII

Warranties of Key TechnoLabs Pvt. Ltd.

The Key TechnoLabs Pvt. Ltd. warrant as follows

Section 8.1 Clear Title. At Closing the Key TechnoLabs Pvt. Ltd. have free and clear title of the Key TechnoLabs Pvt. Ltd. Stock, free of all Encumbrances and whose ownership therein has been properly perfected in accordance with all security laws and regulations of all financial regulators who oversee the conduct of the Key TechnoLabs Pvt. Ltd, and all other legal requirements of relevant jurisdictions;

Section 8.2 Organization and Related Matters. The Key TechnoLabs Pvt. Ltd. are natural persons or a limited liability company duly organized, validly existing and in good standing under the laws of their respective jurisdictions. The Key TechnoLabs Pvt. Ltd. have all necessary personal or company capacity, power and authority to execute, deliver and perform its obligations under this Agreement. Exhibit 8.2 sets forth, as of the Closing, the ownership of each of the Key TechnoLabs Pvt. Ltd. Exhibit 2.2(b) sets forth, as of the Closing, the current directors and executive officers of Key TechnoLabs Pvt. Ltd.

Section 8.3. Condition of the Key TechnoLabs Pvt. Ltd. To the best of the knowledge and belief of the Key TechnoLabs Pvt. Ltd., as of the Closing:

(a) Key TechnoLabs Pvt. Ltd. is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

(b) Key TechnoLabs Pvt. Ltd. has all necessary corporate power and authority to own or lease its respective properties and assets, as applicable, and to carry on its businesses as now conducted and are duly qualified or licensed to do business as foreign corporations in good standing in all jurisdictions, except where the failure to be so qualified or licensed is not material to the Business.

Section 8.4 Stock.

(a) The Key TechnoLabs Pvt. Ltd. beneficially and of record own the shares of capital stock of Key TechnoLabs Pvt. Ltd. given in Exhibit 2.2. All of such Equity Securities of Key TechnoLabs Pvt. Ltd. are owned free and clear of any Encumbrances. At the Closing, Mercor Portfolio, Inc. will acquire good and marketable title to and complete ownership of all of the capital stock of Key TechnoLabs Pvt. Ltd. outstanding on the Closing Date, free and clear of any Encumbrances.

16

(b) There are no outstanding Contracts or other rights to subscribe for or purchase, or Contracts or other obligations to issue or grant any rights to acquire, any Equity Securities of Key TechnoLabs Pvt. Ltd, or to restructure or recapitalize Key TechnoLabs Pvt. Ltd.

(c) There are no outstanding Contracts of the Key TechnoLabs Pvt. Ltd. to repurchase, redeem or otherwise acquire any Equity Securities of Key TechnoLabs Pvt. Ltd.

(d) There are no Key TechnoLabs Pvt. Ltd. Stock Option Plans or any outstanding options or warrants or other contracts or agreements to purchase shares of Key TechnoLabs Pvt. Ltd. common stock.

(e) All outstanding Equity Securities of Key TechnoLabs Pvt. Ltd. are duly authorized, validly issued and outstanding and are fully paid and no assessable, and were issued in conformity with applicable Laws.

(f) There are no preemptive rights in respect of any Equity Securities of Key TechnoLabs Pvt. Ltd.

(g) As of the Closing, there has been no material change in the Key TechnoLabs Pvt. Ltd. Financial Statements and Business Plans submitted to Mercor Portfolio, Inc. and attached hereto as Exhibit 7.1(g) and incorporated by reference.

(h) Except as set forth on Exhibit 8.4(h), whether or not in the ordinary course of business, there has not been, occurred or arisen any change in or event affecting Key TechnoLabs Pvt. Ltd. that has or would have a material adverse effect on the Business (other than matters of general applicability to Key TechnoLabs Pvt. Ltd's industry and matters arising in connection with this Agreement).

17

(i) Key TechnoLabs Pvt. Ltd. has no liabilities of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, probable of assertion or not, except liabilities that (i) are reflected or disclosed in the Financial Statements described in Sections (a) and (g) above, (ii) are reflected in the notes to the balance sheet included in the most recent of the Financial Statements, (iii) are obligations set forth in any Contracts listed in the Exhibits to this Agreement or in Contracts not required to be listed in such Exhibits, (iv) are disclosed in any of the Exhibits to this Agreement, (v) were incurred in the ordinary course of business, and (vi) except as set forth in Exhibit 8.4(i), do not exceed $25,000 individually or $50,000 in the aggregate. As of the date of Closing, all the Key TechnoLabs Pvt. Ltd’s liabilities in the aggregate, including contingent liabilities, existing or inchoate, shall not exceed $25,000.

Section 8.5 Taxes. All federal, tax returns and all material province, state, local and foreign tax returns that are required to be filed by or with respect to Key TechnoLabs Pvt. Ltd. on or before the Closing Date have been or prior to the Closing will be duly filed, and all Taxes shown as due on such Tax Returns have been paid or will be paid in full. No issues relating to Key TechnoLabs Pvt. Ltd, that have been raised by any other taxing authority in connection with the examination of any of such tax returns, are currently pending. The sale of the stock contemplated in this Agreement, and the assumption, removal or payment of the liabilities of Key TechnoLabs Pvt. Ltd. contemplated in this Agreement, will not create any province, local, state, foreign or federal tax liabilities.

Section 8.6 Material Contracts. Exhibit 2.5 lists each Contract which is a Material Contract, including, but not limited to, real property and equipment leases and loan arrangements, of Key TechnoLabs Pvt. Ltd. that will exist as of the Closing. As of the date of Closing and thereafter, Key TechnoLabs Pvt. Ltd. may summarily and unconditionally cancel or terminate such contract without penalty or charge. Each Material Contract is valid and subsisting, Key TechnoLabs Pvt. Ltd. has duly performed all its obligations under each Material Contract to which Key TechnoLabs Pvt. Ltd. is a party to the extent that such obligations to perform have accrued, and no breach or default (or, to the KTLP Shareholder's knowledge, alleged breach or default) or event which would (with the passage of time, notice or both) constitute a breach or default or loss of rights or benefits by

18

Neither Key TechnoLabs Pvt. Ltd. or, to the KTLP Shareholder's knowledge, any other party or obligor with respect thereto, has occurred or, assuming that the requisite approvals and permits set forth on Exhibit 8.9 are sought and obtained, as a result of the execution, delivery and performance of this Agreement will occur, except for such, as individually or in the aggregate, as would not have a material adverse effect on Key TechnoLabs Pvt. Ltd. True, correct and complete copies of all material agreements identified in Exhibit 8.6, including all amendments and supplements, have been delivered to Mercor Portfolio, Inc..

Section 8.7 Changes. Since the execution of the last Letter of Intent concerning these transactions, there has not been: (a) excluding any changes which may occur after the date of this Agreement as a result of the transactions contemplated by this Agreement, any change (other than changes affecting Key TechnoLabs Pvt. Ltd's industry generally) that has or would have a material adverse effect on the Business, except (i) changes resulting from the sale of all of the assets and assumptions of the liabilities contemplated in this Agreement, (ii) changes in the ordinary course of business, which have not been, individually or in the aggregate, materially adverse to Key TechnoLabs Pvt. Ltd.

(b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, cash flows or operating results of Key TechnoLabs Pvt. Ltd, taken as a whole;

(c) any waiver by Key TechnoLabs Pvt. Ltd. of a valuable right or of a debt owed to it, except for such as have not been, individually or in the aggregate materially adverse to the Business;

(d) any satisfaction or discharge of any lien, claim of encumbrance or payment of any obligation by Key TechnoLabs Pvt. Ltd, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or Business (as such Business is presently conducted);

(e) any change in the outstanding capital stock of Key TechnoLabs Pvt. Ltd;

(f) any loan, guaranty or other extension of credit to any Person;

(g) any material change in any compensation arrangement or agreement with any key employee; or

(h) other than dispositions of surplus equipment, furniture and fixtures and dispositions of inventory in the ordinary course of business, any sale, disposition, transfer or encumbrance of any material property owned by Key TechnoLabs Pvt. Ltd, or any termination, modification or amendment of any material lease of property to which Key TechnoLabs Pvt. Ltd. was a party.

19

Section 8.8 Properties. As of the Closing, Key TechnoLabs Pvt. Ltd. shall not have any operating assets and all liabilities shall have been assumed by the purchaser of such operating assets or paid in full.

Section 8.9 Authorization; No Conflicts. The execution, delivery and performance of this Agreement by the Key TechnoLabs Pvt. Ltd. has been duly and validly authorized the Key TechnoLabs Pvt. Ltd. This Agreement constitutes the legally valid and binding obligation of the Key TechnoLabs Pvt. Ltd. in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally. The execution, delivery and performance of this Agreement by the Key TechnoLabs Pvt. Ltd. will not directly or indirectly (a) contravene, conflict with, violate, or constitute a breach or default (whether upon lapse of time and/or the occurrence of any act or event or otherwise) under any provision of the charter documents or by-laws of the Key TechnoLabs Pvt. Ltd. or any resolution adopted by the managers or board of directors or stockholders of the Key TechnoLabs Pvt. Ltd., (b) result in the imposition of any encumbrance against any material asset or property owned, licensed or leased by Key TechnoLabs Pvt. Ltd, or (c) contravene, conflict with or result in a violation of any Law or Order to which Key TechnoLabs Pvt. Ltd. or any of the assets owned licensed or leased by any of them are subject, except, in each of Sections (b) through (c), for such contraventions, conflicts, impositions and violations, which, individually or in the aggregate, do not have a material adverse effect on the Business. Exhibit 8.9 lists, as of the date hereof, all Approvals and Permits required to be obtained by the Key TechnoLabs Pvt. Ltd. to consummate the transactions contemplated by this Agreement and to permit Mercor Portfolio, Inc. to operate the Key TechnoLabs Pvt. Ltd. without loss of material rights, other than those which have been previously obtained. Except for the Approvals and Permits identified on Exhibit 8.9 as requiring that certain actions be taken by or with respect to a third party or governmental entity, the execution, delivery and performance of this Agreement by the Key TechnoLabs Pvt. Ltd. will not require any material filing or registration with, or the issuance of any material Approval or Permit by, any third party or Governmental Entity.

20

Section 8.10 Legal Proceedings and Certain Labor Matters. Except as set forth in Exhibit 8.10, there is no order or action pending, or, to the Key TechnoLabs Pvt. Ltd. knowledge, threatened, against Key TechnoLabs Pvt. Ltd. or any of their respective properties or assets that individually or when aggregated with one or more other such orders or actions has, or, if determined adversely to the interests of the Key TechnoLabs Pvt. Ltd. or Mercor Portfolio, Inc. can be reasonably expected to have, a material adverse effect on the Business or the Key TechnoLabs Pvt. Ltd. ability to perform its obligations under this Agreement. There is no organized labor strike, dispute, slowdown or stoppage, or collective bargaining or unfair labor practice claim pending or, to the Key TechnoLabs Pvt. Ltd. knowledge, threatened, against or affecting Key TechnoLabs Pvt. Ltd. Exhibit 8.10 lists, each pending order and each action that involves a claim or potential claim of aggregate liability in excess of $25,000 against, or that enjoins or seeks to enjoin any activity of Key TechnoLabs Pvt. Ltd.

Section 8.11 Compliance with Law. Key TechnoLabs Pvt. Ltd. has conducted the Business in all material respects in accordance with applicable Law (including the receipt of all Permits material to the conduct of the Business). No suspension, cancellation or termination of any material Permits is pending or, to the Key TechnoLabs Pvt. Ltd. knowledge, threatened.

Section 8.12 Environmental Compliance. Key TechnoLabs Pvt. Ltd's properties are, in all material respects, in compliance with all applicable Environmental Laws, and Key TechnoLabs Pvt. Ltd. has no knowledge and has received no notice of any material unresolved violation or alleged violation of any Environmental Laws in its conduct of the Business.

Section 8.13 Dividends and Other Distributions. There has been no dividend or other distribution of assets or securities by Key TechnoLabs Pvt. Ltd, whether consisting of money, property or any other thing of value, declared, issued or paid subsequent to the date of the latest financial statements of the Key TechnoLabs Pvt. Ltd.

21

Section 8.14 Employee Benefits. There are no Employee Pension Benefit Plans, Employee Welfare Benefit Plans or any other significant employee benefit arrangements maintained by Key TechnoLabs Pvt. Ltd. or to which Key TechnoLabs Pvt. Ltd. contribute or to which Key TechnoLabs Pvt. Ltd. would have any liability or obligation (collectively, the "Key TechnoLabs Pvt. Ltd. Plans"). With respect to each Key TechnoLabs Pvt. Ltd. Plan: (a) such Key TechnoLabs Pvt. Ltd. Plan has been administered in all material respects in accordance with its terms and, to the extent it is subject to any requirements under applicable laws and regulations, complies in all material respects therewith; (b) all contributions payable by the Key TechnoLabs Pvt. Ltd., or any of their respective Affiliates which are due, if any, to such Key TechnoLabs Pvt. Ltd. Plan have been paid in full; (c) the Key TechnoLabs Pvt. Ltd. has delivered to Mercor Portfolio, Inc. complete copies of the current plan documents with respect to the Key TechnoLabs Pvt. Ltd. Plans, together with copies of any and all amendments thereof adopted through the date hereof; (d) there is no pending or threatened legal action, proceeding or investigation against such Key TechnoLabs Pvt. Ltd. Plan or the assets of any of the trusts under such Key TechnoLabs Pvt. Ltd. Plan that is reasonably likely to have a material adverse effect on the Business; and (e) there have been no non-exempt prohibited transactions or breaches of fiduciary duty with respect to such Key TechnoLabs Pvt. Ltd. Plan that are reasonably likely to have a material adverse effect on the Business.

Section 8.15 Bank Accounts, Powers, etc. Exhibit 8.15 lists, each bank, trust company, savings institution, brokerage firm, mutual fund or other financial institution with which Key TechnoLabs Pvt. Ltd. has an account or safe deposit box and the names and identification of all Persons authorized to draw thereon or to have access thereto.

Section 8.16 No Brokers or Finders. No agent, broker, finder, or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Key TechnoLabs Pvt. Ltd. or any of their respective affiliates in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated by this Agreement, is or will be entitled to any brokerage or finder's or similar fee or other commission as a result of this Agreement or such transactions.

22

Section 8.17 Certain Interests. No controlled Affiliate of the Key TechnoLabs Pvt. Ltd., nor any officer, director or Affiliate thereof, has any material interest in any property used in or pertaining to the Business or, to the Key TechnoLabs Pvt. Ltd. knowledge, any customer or supplier doing business with Key TechnoLabs Pvt. Ltd.

Section 8.18 Disclaimer of Representations and Warranties. The Key TechnoLabs Pvt. Ltd. acknowledge and agree that the purchase and sale of the Mercor Portfolio, Inc. Shares hereunder shall be without representation or warranty by Mercor Portfolio, Inc., express or implied, except as specifically set forth in Article IX.

Section 8.19 Product Liabilities. The Key TechnoLabs Pvt. Ltd. is not subject to any claims, liabilities or penalties for product liability, including but not limited liabilities arising in tort or under the provisions of, among other laws, the Federal Hazardous Substances Act and the Federal Consumer Products Safety Act or any present or future action by the Consumer Products Safety Commission (the “CPSC”) or other federal, provincial or state agency.

Section 8.20 Product Returns. The Key TechnoLabs Pvt. Ltd. is not and will not be liable for any claims, present or future, in connection with product returns.

Section 8.21. Intellectual Property Claims. The Key TechnoLabs Pvt. Ltd. is not and will not be liable for any claims, present or future, with respect to intellectual property, in connection with copyrights, trademarks, patents, licenses, royalties, or otherwise, including claims for infringement, libel, slander, defamation, misrepresentation or fraud.

Section 8.22. Employees; Employee Compensation; Stock Grants. At time of Closing, Key TechnoLabs Pvt. Ltd. will not have any employees, be liable for any past, present or future employee compensation of any kind and the Key TechnoLabs Pvt. Ltd. is not and will not be obligated to make nor be liable for any stock grants to employees.

23

ARTICLE IX

Representations, Warranties and Undertakings of Mercor Portfolio, Inc.

Section 9.1 Warranties of Mercor Portfolio, Inc.. Mercor Portfolio, Inc. hereby represents, warrants and undertakes to Key TechnoLabs Pvt. Ltd. (to the intent that the provisions of this Section shall continue to have full force and effect notwithstanding Closing) that:

(a) Organization, Good Standing and Qualification. Mercor Portfolio, Inc. is a corporation duly organized and validly existing under the laws of Wyoming and is not in liquidation or receivership. Mercor Portfolio, Inc. has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to allot and issue the Mercor Portfolio, Inc. Shares subject to the terms and conditions of this Agreement, to carry out the provisions of this Agreement and to carry on its business as presently conducted and as presently proposed to be conducted. The articles of incorporation of Mercor Portfolio, Inc. comply with the requirements of applicable Wyoming law and are in full force and effect. Mercor Portfolio, Inc. is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so could not have a Material Adverse Effect on Mercor Portfolio, Inc..

(b) Subsidiaries. Mercor Portfolio, Inc. does not beneficially own, directly or indirectly, any interest in any subsidiary of Mercor Portfolio, Inc.

(c) Validly Issued Shares. When issued in compliance with the provisions of this Agreement, the Mercor Portfolio, Inc. Shares will be validly issued and credited as fully paid, will rank pari passu in all respects with all existing issued common shares of Mercor Portfolio, Inc. and will be free of any restrictions, limits, claims, liens or other encumbrances; provided, however, that the Mercor Portfolio, Inc. Shares may be subject to restrictions on transfer under United States securities laws or regulations as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

24

(d) Authorization; Binding Obligations. All actions on the part of Mercor Portfolio, Inc. and its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of Mercor Portfolio, Inc. hereunder and the authorization, allotment and issuance and delivery of the Mercor Portfolio, Inc. Shares pursuant hereto has been taken or will be taken prior to Closing. This Agreement has been duly executed and delivered by Mercor Portfolio, Inc., and (assuming the due authorization, execution and delivery hereof by Key TechnoLabs Pvt. Ltd) this Agreement is a valid and binding obligation of Mercor Portfolio, Inc. enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (b) general principles of equity that restrict the availability of equitable remedies. The issuance of the Mercor Portfolio, Inc. Shares is not subject to any pre-emptive or similar rights or rights of first refusal that have not been properly waived or complied with.

(e) Capitalization. The issued share capital of Mercor Portfolio, Inc. as of the date of the Adequate Current Information is as set forth in the Adequate Current Information under the headings "Capitalization" and "Description of Common shares". The shares constituting the issued share capital of Mercor Portfolio, Inc. have been duly authorized and validly issued, are credited as fully paid and are not subject to pre-emptive or similar rights. As of the date of the Adequate Current Information and except as described or expressly contemplated by the Letter of Intent concerning these transactions, Agreement and the Adequate Current Information (including footnotes to the financial statements and tables contained therein) referred to in the Adequate Current Information, there are no outstanding rights (including without limitation, pre-emptive rights) warrants or options to acquire, or instruments convertible into or exchangeable for, any material number of common shares or any other class of shares or equity interest in Mercor Portfolio, Inc. or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any material number of shares of Mercor Portfolio, Inc. or any subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options.

(f) Consents and Approvals; No Violations. Except for the filings, permits, authorizations, consents and approvals as may be required under relevant securities laws and regulations, if applicable, and applicable Pink Sheet regulations, including without limitation the requisite approval by the shareholders of Mercor Portfolio, Inc., if applicable, of the transactions contemplated hereby, none of the execution, delivery or performance of this Agreement by Mercor Portfolio, Inc., the consummation by Mercor Portfolio, Inc. of the transactions contemplated hereby or compliance by Mercor Portfolio, Inc. with any of the provisions hereof will (a) conflict with or result in any breach of any provision of the certificate of incorporation or memorandum and articles of association of Mercor Portfolio, Inc., (b) require any filing with, or permit, authorization, consent or approval of, any governmental entity, (c) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Mercor Portfolio, Inc. or any of its material subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound, or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Mercor Portfolio, Inc., any of its material subsidiaries or any of their properties or assets, excluding from the foregoing Sections (b), (c) and (d) such violations, breaches or defaults which would not, individually or in the aggregate, have a material adverse effect on Mercor Portfolio, Inc.'s ability to consummate the transactions.

25

(g) The Adequate Current Information. The Adequate Current Information of Mercor Portfolio, Inc., as at August 1, 2013, if any, (the "Adequate Current Information"), a copy of which has been provided to Key TechnoLabs Pvt. Ltd. by Mercor Portfolio, Inc., did not as of the date thereof contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) Financial Statements. The historical consolidated financial statements included in the Adequate Current Information present fairly the financial position of and Mercor Portfolio, Inc. and their subsidiaries, have been prepared in conformity with the generally accepted accounting principles applied on a consistent basis and fairly present the combined financial condition and results of operations of Mercor Portfolio, Inc. at the dates and for the periods presented; and the assumptions used in preparing the pro forma financial statements included in the Adequate Current Information provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical or pro forma financial statement amounts.

(i) Absence of Certain Changes. Since the date of the Adequate Current Information and other than in connection with acquisitions in the ordinary course of business, neither Mercor Portfolio, Inc. nor any of its subsidiaries has (i) entered into or assumed any material contract, (ii) incurred, assumed or acquired any material liability (including contingent liability) or other obligation or (iii) acquired or disposed of or agreed to acquire or dispose of any business or any other material asset that are not described in the Adequate Current Information. Except as disclosed in the Adequate Current Information and other than in connection with acquisitions in the ordinary course of business, since the date thereof, there has not been any change that would have a material adverse effect on the business, assets, financial condition or operations of Mercor Portfolio, Inc. and its subsidiaries, taken as a whole, and, except as disclosed in or contemplated by the Adequate Current Information, there has been no dividend or distribution of any kind declared, paid or made by Mercor Portfolio, Inc. on any class of its capital stock.

26

(j) Withholding Taxes. Except as disclosed in the Adequate Current Information, under current laws and regulations of any relevant jurisdiction and any political subdivision thereof, all dividends and other distributions declared and payable on the Mercor Portfolio, Inc. Shares may be paid by Mercor Portfolio, Inc. to the holder thereof in United States dollars that may be converted into foreign currency and freely transferred any jurisdiction and all such payments made to holders thereof who are non-residents of any relevant jurisdiction will not be subject to income, withholding or other taxes under laws and regulations of any relevant jurisdiction or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in any relevant jurisdiction or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in any relevant jurisdiction or any political subdivision or taxing authority thereof or therein.

(k) No Liability. Upon issuance of the Mercor Portfolio, Inc. Shares to Key TechnoLabs Pvt. Ltd, Key TechnoLabs Pvt. Ltd. shall not be subject to any liability in respect of any liability of Mercor Portfolio, Inc. by virtue only of its holding of any such Mercor Portfolio, Inc. Shares.

(l) Approval for Listing. On or prior to Closing, the Mercor Portfolio, Inc. Shares shall have been approved for listing and are trading on the Pink Sheets.

(m) Purchase for Own Account. The Key TechnoLabs Pvt. Ltd. Shares are being acquired for investment for Mercor Portfolio, Inc.'s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and Mercor Portfolio, Inc. has no present intention of selling, granting any participation in, or otherwise distributing the same. Mercor Portfolio, Inc. also represents that it has not been formed for the specific purpose of acquiring the Key TechnoLabs Pvt. Ltd. Shares.

27

(n) Investment Experience. Mercor Portfolio, Inc. understands that the purchase of the Key TechnoLabs Pvt. Ltd. Shares involves substantial risk. Mercor Portfolio, Inc. has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Key TechnoLabs Pvt. Ltd. Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Key TechnoLabs Pvt. Ltd. Shares and protecting its own interests in connection with this investment.

(o) Restricted Securities. Mercor Portfolio, Inc. hereby acknowledges and agrees with Key TechnoLabs Pvt. Ltd. that the Key TechnoLabs Pvt. Ltd. Shares have not been registered under the Securities Act and may not be offered or sold except pursuant to registration statement or to an exemption from the registration requirements of the Securities Act, Mercor Portfolio, Inc. further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Key TechnoLabs Pvt. Ltd. Shares..

(p) Legends. Mercor Portfolio, Inc. agrees that the certificates for the Key TechnoLabs Pvt. Ltd. Shares shall bear the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR WITH ANY STATE SECURITIES COMMISSION, AND MAY NOT BE TRANSFERRED OR DISPOSED OF BY THE HOLDER IN THE ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE LAWS AND RULES, OR, UNLESS, IMMEDIATELY PRIOR TO THE TIME SET FOR TRANSFER, SUCH TRANSFER MAY BE EFFECTED WITHOUT VIOLATION OF THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE STATE LAWS AND RULES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THE SHARE EXCHANGE AGREEMENT DATED APRIL 30, 2010, BETWEEN THE COMPANY AND THE HOLDER, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

28

In addition, Mercor Portfolio, Inc. agrees that in the event Key TechnoLabs Pvt. Ltd. reasonably believes that Mercor Portfolio, Inc. has failed to comply with the terms of this Agreement or the requirements of the Securities Act, Key TechnoLabs Pvt. Ltd. may place stop transfer orders with its transfer agents with respect to such certificates. The appropriate portion of the legend and the stop transfer orders will be removed promptly upon delivery to Key TechnoLabs Pvt. Ltd. of such satisfactory evidence as reasonably may be required by Key TechnoLabs Pvt. Ltd, that such legend or stop orders are not required to ensure compliance with the Securities Act.

ARTICLE X

Restriction on Announcements and Disclosure

Section 10.1 Announcements. Subject as provided in Section 10.2, neither Party shall make any public announcement in relation to the transactions contemplated hereby without having consulted with the other Party.

Section 10.2 Pink Sheet Announcements. This Section shall not apply to any announcement required to be made pursuant to the rules of the Pink Sheets as to the contents of which the Party making the same shall have consulted with the other Party and obtained approval from the Pink Sheets as may be required.

ARTICLE XI

Miscellaneous

Section 11.1 Costs. Each Party shall pay its own costs and expenses incurred in connection with the preparation, negotiation and settlement of this Agreement.

Section 11.2 Fees for Issuing Shares. All fees and duties (if any) relating to the issue of the Key TechnoLabs Pvt. Ltd. Shares shall be borne by Key TechnoLabs Pvt. Ltd. Capital duty and all other fees and duties (if any) relating to the issue of the Mercor Portfolio, Inc. Shares shall be borne by Mercor Portfolio, Inc..

Section 11.3 Expenses of Sale. To the extent and only to the extent paid prior to the Closing or accrued on the Closing Balance Sheet, the Key TechnoLabs Pvt. Ltd. shall be responsible for the following extraordinary out-of-pocket expenses actually incurred by the Key TechnoLabs Pvt. Ltd. in connection with the sale of the Stock hereunder: (a) pre-Closing fees, expenses and disbursements of legal counsel, accountants, consultants and other advisors, (b) pre-Closing expenses relating to arrangements for due diligence investigations of Key TechnoLabs Pvt. Ltd. and the Business by prospective buyers, including, but not limited to, expenses to secure premises, equipment, personnel and other services, and (c) the other sale expenses set forth on Exhibit 5.6.

29

Section 11.4 Notices. Any notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent to the relevant Party at its address or facsimile number set out below (or such other address or facsimile number as the addressee has by five (5) days' prior written notice specified to the other Party):

To:

Mercor Portfolio, Inc.

1621 Central Ave

Cheyenne, WY

82001

With copies to:

30 Eglinton Avenue West, Suite 808

Mississauga, Ontario

L5R3E7

Canada

To: Key TechnoLabs Pvt. Ltd.

Address: 8-Krishnanagar

Swaminarayan Chowk

Rajkot, Gujarat

360004

India

Any notice, demand or other communication so addressed to the relevant Party shall be deemed to have been delivered: (a) if given or made by letter, when actually delivered to the relevant address; and (b) if given or made by facsimile, when transmitted, subject to machine-printed confirmation of receipt being received by the sender.

30

Section 11.5 Further Assurances. Each Party undertakes to the other Party to execute or procure to be executed all such documents and to do or procure to be done all such other acts and things as may be reasonable and necessary to give both Parties the full benefit of this Agreement.

Section 11.6 Effect of Agreement. This Agreement shall be binding on and inure solely to the benefit of Key TechnoLabs Pvt. Ltd. and Mercor Portfolio, Inc. and their respective successors and assigns. Neither Party shall assign any of its rights hereunder without the prior consent of the other Party, which consent shall not be unreasonably withheld.

Section 11.7 Waiver. The exercise of or failure to exercise any right or remedy of any reach of this Agreement shall not, except as provided herein, constitute a waiver by such Party of any other right or remedy it may have in respect of that breach.

Section 11.8 Rights Upon Breach. Any right or remedy conferred by this Agreement on any Party for breach of this Agreement by the other Party (including without limitation the breach of any representations and warranties) shall be in addition and without prejudice to all other rights and remedies available to it in respect of that breach.

Section 11.9 Undertakings After Closing. Any provision of this Agreement which is capable of being performed after Closing but which has not been fully and completely performed at or before Closing and all representations and warranties and other undertakings contained in or entered into pursuant to this Agreement shall remain in full force and effect notwithstanding Closing.

Section 11.10 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to its subject matter (neither Party having relied on any representation or warranty made by the other Party which is not contained in this Agreement) and no variation of this Agreement shall be effective unless made in writing and signed by all of the Parties.

Section 11.11 Effect of Previous Agreements. This Agreement supersedes all and any previous agreements, arrangements or understanding between the Parties relating to the matters referred to in this Agreement and all such previous agreements, arrangements or understanding (if any) shall cease to have any effect from the date hereof.

31

Section 11.12 Survival of Terms. If at any time any provision of this Agreement is or becomes illegal, void or unenforceable in any respect, the remaining provisions hereof shall in no way be affected or impaired thereby.

Section 11.13 Waiver of Attorney Conflict. All Parties to this Agreement acknowledge that they have been represented by the same attorney and waive any conflict of interest with respect thereto.

ARTICLE XII

GENERAL

Section 12.1 Amendments; Waivers. This Agreement and any Exhibit or Exhibit attached hereto may be amended only by an agreement in writing executed on behalf of both Mercor Portfolio, Inc. and the Key TechnoLabs Pvt. Ltd. No waiver of any provision nor consent to any exception to the terms of this Agreement shall be effective unless in writing and signed by the Party to be bound and then only to the specific purpose, extent and instance so provided.

Section 12.2 Exhibits and Exhibits; Integration. Each Exhibit delivered pursuant to the terms of this Agreement shall be in writing and shall constitute a part of this Agreement, although such Exhibits need not be attached to each copy of this Agreement. This Agreement, together with such Exhibits and the letters between the Parties of even date herewith, constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the Parties in connection therewith, including the Letter of Intent last executed by the Parties.

Section 12.3 Reasonable Efforts. Each Party will use its commercially reasonable efforts to cause all conditions to its and the other Party's obligations hereunder to be timely satisfied, to the end that the transactions contemplated by this Agreement shall be effected substantially in accordance with its terms as soon as reasonably practicable.

32

Section 12.4 Further Assurances. (a) Subject to the terms and conditions herein provided, each of the Parties hereto agrees to use its commercially reasonable efforts to take or cause to be taken, all action, and to do or cause to be done, all things necessary, proper or advisable, whether under applicable laws and regulations or otherwise, to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement. (b) Notwithstanding the foregoing, or anything to the contrary contained in this Agreement, neither Party nor any of its affiliates shall be required to divest themselves of any significant assets or properties or agree to limit the ownership or operation of a Party or any of its affiliates, of any significant assets or properties, including without limitation the assets to be acquired under this Agreement except as provided herein, in order to perform its obligations under this Agreement.

Section 12.5 Governing Law. This Agreement, the legal relations between the Parties and any Action, whether contractual or non-contractual, instituted by any Party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and performed in such State and without regard to conflicts of law doctrines.

Section 12.6 No Assignment. Neither this Agreement nor any rights or obligations under it are assignable, except that Mercor Portfolio, Inc. may assign its rights, but not its obligations, hereunder to any wholly owned subsidiary of Mercor Portfolio, Inc.. Subject to the foregoing sentence, this Agreement is binding upon and inures to the benefit of and is enforceable by the Parties hereto and their respective successors and permitted assigns.

Section 12.7 Headings. The descriptive headings of the Articles, Sections and subsections of this Agreement are for convenience only and do not constitute a part of this Agreement.

33

Section 12.8 Counterparts. This Agreement and any amendment hereto or any other agreement or document delivered pursuant hereto may be executed in one or more counterparts and by different Parties in separate counterparts. All of such counterparts shall constitute one and the same agreement or other document and shall become effective unless otherwise provided therein when one or more counterparts have been signed by each Party and delivered to the other Party.

Section 12.9 Parties in Interest. Except as expressly provided herein, nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

Section 12.10 Attorneys' Fees. In the event of any Action by any Party arising under or out of, in connection with or in respect of this Agreement, including any participation in bankruptcy proceedings to enforce against a Party a right or claim in such proceedings, the prevailing party shall be entitled to reasonable attorneys' fees, costs and expenses incurred in such Action. Attorneys' fees incurred in enforcing any judgement in respect of this Agreement are recoverable as a separate item. The Parties intend that the preceding sentence be severable from the other provisions of this Agreement, survive any judgement and, to the maximum extent permitted by law, not be deemed merged into such judgement.

Section 12.11 Representation By Counsel; Interpretation. The Key TechnoLabs Pvt. Ltd. and Mercor Portfolio, Inc. each acknowledge that each Party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the Party that drafted it has no application and is expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of Mercor Portfolio, Inc. and the Key TechnoLabs Pvt. Ltd.

Section 12.12 Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any governmental entity, the remaining provisions of this Agreement shall remain in full force and effect provided that the essential terms and conditions of this Agreement for both Parties remain valid, binding and enforceable. To the extent permitted by Law, the Parties hereby to the same extent waive any provision of Law that renders any provision hereof prohibited or unenforceable in any respect.

34

Section 12.13 Dispute Resolution; Agreement to Arbitrate. Except to the extent that any specific Dispute resolution mechanism has been otherwise provided for in this Agreement (or such mechanism has been pursued to its conclusion and either the Dispute (as defined below) in question remains unresolved or the resolution reached by such process has not been honored), in the event that any Dispute arises between Mercor Portfolio, Inc. and the Key TechnoLabs Pvt. Ltd. with respect to this Agreement or the transactions contemplated hereby, the following procedures shall apply. (a) The Parties will attempt in good faith to resolve any dispute, controversy or claim under, arising out of, relating to or in connection with this Agreement, including, but not limited to, the negotiation, execution, interpretation, construction, performance, non-performance, breach, termination, validity, scope, coverage or enforceability of this Agreement or any alleged fraud in connection therewith (a "Dispute"), promptly by negotiations between appropriate senior officers of the Parties. If any such Dispute should arise, appropriate senior officers of Mercor Portfolio, Inc. and the Key TechnoLabs Pvt. Ltd. will meet at least once within 20 days after notice of such Dispute is given by a Party and will attempt to resolve the matter. Nothing herein, however, shall prohibit a Party from initiating arbitration proceedings pursuant to this Agreement if such Party reasonably believes it would be substantially prejudiced by a 50-day delay in commencing arbitration proceedings; provided, however, that the initiation of arbitration proceedings shall not relieve the Parties of their obligations to mediate Disputes pursuant to this Agreement. Either representative may request the other to meet again within 14 days thereafter, at a mutually agreed time and place. (b) If the matter has not been resolved within 30 days after the first meeting of the representatives (which period may be extended by mutual agreement), the Parties will attempt in good faith to resolve the controversy or claim in accordance with the Center for Public Resources Model Procedure for Mediation of Business Disputes as in effect at such time. The costs of mediation shall be shared equally by the Parties. Any settlement reached by mediation shall be resolved in writing, signed by the Parties and binding on the Parties. The place of any such mediation shall be New York, New York. (c) If the matter has not been resolved pursuant to the foregoing procedures within 60 days after the first meeting (which period may be extended by mutual agreement), the matter shall be resolved, at the request of either Party, by arbitration conducted in accordance with the provisions of the Federal Arbitration Act (9 U.S.C. (S)(S)1-16) and in accordance with the Center for Public Resources Rules for Non-Administered Arbitration of Business Disputes as then in effect, by three neutral arbitrators selected by the Parties as follows. Each Party shall select a neutral arbitrator, subject to objection of the other Party, and the two neutral arbitrators chosen by the Parties shall select a third neutral arbitrator. If the two neutral arbitrators selected by the Parties are unable to agree on the selection of the third arbitrator, they shall select an arbitrator according to the procedures established by the Center for Public Resources Rules for Non- Administered Arbitration of Business Disputes as then in effect. The arbitration of such issues, including the determination of any amount of damages suffered by any Party hereto by reason of the acts or omissions of any Party, shall be final and binding upon the Parties, except that the arbitrator shall not be authorized to award punitive damages with respect to any such claim, dispute or controversy. The arbitrators shall have the power to decide all questions of arbitrability and of such arbitrators' jurisdiction. No Party shall seek any punitive damages relating to any matters under, arising out of, in connection with or relating to this Agreement. Equitable remedies shall be available in any such arbitration. The Parties intend that this agreement to arbitrate be valid, binding, enforceable and irrevocable. The substantive and procedural law of the State of Florida shall apply to any such arbitration proceedings. The place of any such arbitration shall be St. Petersburg, Florida. Judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. (d) Notwithstanding the provisions of this Section 12.13, either Party may seek injunctive or other equitable relief to maintain the status quo before any court of competent jurisdiction in connection with any claim, dispute or controversy arising out of this Agreement, without breach of this Section 12.13 or abridgement of the powers of the arbitrators.

35

ARTICLE XIII

TERMINATION OF OBLIGATIONS; SURVIVAL

Section 13.1 Termination of Agreement. Anything herein to the contrary notwithstanding, this Agreement and the transactions contemplated by this Agreement shall automatically terminate, without any notice, demand or action by either party, if the Closing does not occur on or before the close of business on December 31, 2010 unless extended by mutual, written consent of the Parties and otherwise may be terminated at any time before the Closing as follows and in no other manner:

(a) Mutual Consent. By mutual written consent of the Parties.

(b) Conditions to Mercor Portfolio, Inc.'s Performance Not Met. By the Key TechnoLabs Pvt. Ltd. by written notice to Mercor Portfolio, Inc. if any event occurs or condition exists which would render impossible the satisfaction of one or more conditions to the obligations of Mercor Portfolio, Inc. to consummate the transactions contemplated by this Agreement.

(c) Conditions to Key TechnoLabs Pvt. Ltd’s Performance Not Met. By Mercor Portfolio, Inc. by written notice to Key TechnoLabs Pvt. Ltd. if any event occurs or condition exists which would render impossible the satisfaction of one or more conditions to the obligation of Key TechnoLabs Pvt. Ltd. to consummate the transactions contemplated by this Agreement.

(d) Material Breach. By Mercor Portfolio, Inc. or Key TechnoLabs Pvt. Ltd. if there has been a material misrepresentation or other material breach by the other Party in its representations, warranties and covenants set forth herein; provided, however, that the breaching party shall have 20 business days after receipt of notice from the other Party of its intention to terminate this Agreement if such breach continues, in which to cure such breach.

36

Section 13.2 Effect of Termination. In the event that this Agreement shall be terminated pursuant to Section 13.1, all further obligations of the parties under this Agreement shall terminate; provided that the obligations of the parties contained in Articles XI, XII and this Articles XIII shall survive any such termination, and that a termination under Section 13.1 shall not relieve either Party of any liability for a breach of, or for any misrepresentation under, this Agreement, or be deemed to constitute a waiver of any available remedy (including specific performance if available) for any such breach or misrepresentation.

Section 13.3 Notice of Known Unsatisfied Conditions or Breached Representations, Warranties or Covenants. Prior to the Closing, each of the Parties agrees to promptly inform the other Party of any failure to be satisfied of any condition in its favor or the breach of any representation, warranty or covenant by the other of which such party becomes aware.

Section 13.4 Material Defect; Cure. If, subsequent to the closing of this Agreement, either Party determines that there is a material defect existing at the time of closing which contravenes any rules, laws or regulations of any statutory, legal or regulatory body to which either Party reports, or materially impairs the ability of either Party to conduct business in the normal course of affairs or become unable to execute its obligations under all legal, statutory or regulatory bodies to which it reports, the Parties shall take any and all actions necessary to cure the defect within 20 days of receipt of written notice that such a defect exists (the “cure period”).

Section 13.5 Rescission. If the “cure period” elapses and the responsible Party has failed to cure the defect, the other Party shall, at its sole discretion, have the right to demand that this Agreement be rescinded forthwith, and the offending Party shall be required to enter into a Rescission Agreement with the demanding Party without delay.

37

In Witness Whereof, the Parties have signed this Agreement as of the 1st day of August, 2013.

Mercor Portfolio, Inc.

By: /s/ Sasa Vasiljevic

      Sasa Vasiljevic, Secretary

_____________________

Witness

Key TechnoLabs Pvt. Ltd.

By: /s/ Rajesh Babaria

      Rajesh Babaria

      President

_____________________

Witness

38

Key TechnoLabs Pvt. Ltd.:

Key TechnoLabs Ptv. Ltd. -- 100%

By: /s/ Rajesh Babaria

      Rajesh Babaria, President

39

EXHIBITS

No.	Exhibit	Page

3.2 Names and Resumes of Directors

7.1(b) Key TechnoLabs Pvt. Ltd. Subsidiaries

7.1(g) Key TechnoLabs Pvt. Ltd. Disclosure Documents

7.1(i) Excess Liabilities

7.1(g) Key TechnoLabs Pvt. Ltd. Disclosure Documents

7.1(i) Excess Liabilities

8.2 Current Directors and Officers of Key TechnoLabs Pvt. Ltd

8.4(h) Material Adverse Changes

8.4(i) Material Liabilities

8.6 Material Agreements

8.9 Approvals and Permits

8.10 Legal Proceedings

8.15 Bank Accounts

40

Exhibit 3.2

Nominees for Mercor Portfolio, Inc. Board of Directors

41

Exhibit 7.1.(b)

Key TechnoLabs Pvt. Ltd. Subsidiaries

None.

42

Exhibit 7.1(g)

Key TechnoLabs Pvt. Ltd. Disclosure Documents

________

Exhibit 7.1(i)

Excess Liabilities

________

None.

43

Exhibit 8.1

Current Officers and Directors of Key TechnoLabs Pvt. Ltd.

________

Directors

Officers

44

Exhibit 8.4(h)

Material Adverse Changes

________

None.

45

Exhibit 8.6

Material Agreements

________

None.

46

Exhibit 8.9

Approval and Permits

________

None.

47

Exhibit 8.10

Legal Proceedings

________

None.

48

Exhibit 8.15

Bank Accounts

________

49